GOLDMAN SACHS TRUST
Goldman Sachs Short Duration, Government and Agency Fixed Income Funds
Class A, Institutional, Investor, Separate Account Institutional, Class P and Class R6 Shares of the
Goldman Sachs U.S. Mortgages Fund
(the “Fund”)
Supplement dated May 1, 2024 to the
Summary Prospectuses and Prospectuses, each dated July 28, 2023, as supplemented to date
The following replaces in its entirety the first paragraph under the “Goldman Sachs U.S. Mortgages Fund—Summary—Principal Strategy” section in the Fund’s Prospectuses and “Principal Strategy” section in the Fund’s Summary Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers, including agency issued Mortgage-Backed Securities (“Agency Mortgage-Backed Securities”). The Fund generally expects to invest at least 90% of its Net Assets in Agency Mortgage-Backed Securities in addition to other securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). A U.S. issuer is an issuer economically tied to the United States. The Fund may also invest in mortgage dollar rolls, asset-backed securities (including collateralized loan obligations (“CLOs”)) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities.
The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—U.S. Mortgages Fund” in the Fund’s Prospectuses:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Mortgage-Backed Securities of U.S. issuers, including Agency Mortgage-Backed Securities. The Fund generally expects to invest at least 90% of its Net Assets in Agency Mortgage-Backed Securities in addition to other U.S. Government Securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in mortgage dollar rolls, asset-backed securities (including CLOs) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities. For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.
This Supplement should be retained with your Summary Prospectuses and Prospectuses for future reference.

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